UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

THIRD AVENUE VARIABLE SERIES TRUST

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials. N/A

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THIRD AVENUE VARIABLE SERIES TRUST

622 Third Avenue
New York, New York 10017

Third Avenue Value Portfolio

[ ], 2019

To the owners of variable annuity contracts and variable life insurance policies entitled to give voting instructions:

The Board of Trustees of Third Avenue Variable Series Trust (the “Trust”) has called a Special Meeting of Shareholders (the “Meeting”) of the Third Avenue Value Portfolio (the “Portfolio”), to be held at [ ] [am/pm] Eastern time on [ ], 2020, at the offices of The Bank of New York Mellon, located at 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809. There is an important proposal to be considered that will impact the Portfolio which is described in greater detail in the enclosed Proxy Statement. As an owner of a variable annuity contract and/or variable life insurance policy (each, a “Policy”) entitled to give voting instructions with respect to the Portfolio, you are being asked to instruct your insurance company as to the manner in which the shares held by your Policy should be voted. We ask you to read the enclosed information carefully and to submit your voting instructions promptly.

As set forth in more detail in the enclosed Proxy Statement, shareholders are being asked to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Trust, on behalf of the Portfolio, Third Avenue Management LLC (“Third Avenue”), the Portfolio’s current investment adviser, and Cadence Capital Management LLC (“Cadence”), the proposed sub-adviser. Under the New Sub-Advisory Agreement, Cadence will manage those assets of the Portfolio assigned by Third Avenue to Cadence (those assets being referred to as the “Fund Account”). If the New Sub-Advisory Agreement is approved by shareholders, Third Avenue will continue to provide investment advisory services, but will only provide portfolio management services to a portion of the assets of the Portfolio. Cadence, as sub-adviser, will provide investment sub-advisory services to the Portfolio’s remaining assets under the supervision of Third Avenue and the Board of Trustees of the Trust. The Trust will pay a sub-advisory fee to Cadence for its services to the Fund Account – however, Third Avenue has agreed to assign its right to or reduce its advisory fee in an amount equal to the sub-advisory fee paid to Cadence. Accordingly, the New Sub-Advisory Agreement will not result in any additional expense for Portfolio shareholders.

Upon approval by shareholders of the New Sub-Advisory Agreement, it is anticipated that the Portfolio will be renamed the “[FFI Strategies Portfolio].” “FFI” stands for “fundamental and factor investments” strategies in order to reflect the addition of Cadence as sub-adviser to the Portfolio.

It is important that you take a few minutes to read the enclosed material and then instruct your insurance company how to vote your shares.  You can submit your voting instructions by mail, telephone, or over the internet, as explained in the enclosed material. To assist you in giving your instructions, a voting instruction form is enclosed. To be effective, voting instructions must be received before the close of business on [ ], 2020 (the “Effective Time”). Such instructions may be revoked at any time prior to the Effective Time by written notice of revocation or another voting instruction form delivered to your insurance company.

If you would like additional information concerning the proposal described above, please contact us at 800-443-1021. We thank you for your time and attention to this important matter.

Sincerely,

[Joel L. Weiss]
[President]
Third Avenue Variable Series Trust

YOUR VOTE IS IMPORTANT – PLEASE VOTE PROMPTLY.

YOU ARE URGED TO SIGN AND MAIL THE ENCLOSED VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS.

THIRD AVENUE VARIABLE SERIES TRUST

622 Third Avenue
New York, New York 10017

Third Avenue Value Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on [ ], 2020

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on [ ], 2020: The Notice of Special Meeting of Shareholders, Proxy Statement and Voting Instruction Form are available online at www.proxyvote.com.

A Special Meeting of Shareholders (the “Meeting”) of Third Avenue Value Portfolio (the “Portfolio”), a series of Third Avenue Variable Series Trust (the “Trust”), will be held at the offices of The Bank of New York Mellon, located at 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809, on [ ], 2020 at [ ] [am/pm] Eastern time, for the following purposes:

1.	To consider and act upon a proposal to approve a new investment sub-advisory agreement among the Trust, on behalf of the Portfolio, Third Avenue Management LLC, the Portfolio’s investment adviser, and Cadence Capital Management LLC; and

2.	To consider and act upon any other matters that properly come before the Meeting or any adjourned session thereof.

The Board of Trustees of the Trust recommends that shareholders vote FOR the proposal. As an owner of a variable annuity contract and/or variable life insurance policy (each, a “Policy”) entitled to give voting instructions with respect to the Portfolio, you are being asked to instruct your insurance company as to the manner in which the shares held by your Policy should be voted. We ask you to read the enclosed information carefully and to submit your voting instructions promptly.

This Meeting is called pursuant to the Agreement and Declaration of Trust dated June 16, 1999. Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies (collectively referred to as the “Policies”). Shares held in separate accounts which are attributable to the Policies will be voted by the respective insurance company in accordance with instructions received from the owners of the Policies (“Policyowners”). The Board of Trustees of the Trust has fixed the close of business on [ ], 2019 as the record date for the determination of the shareholders of the Portfolio entitled to notice of, and to vote at, the Meeting and any adjournment or postponements thereof (the “Record Date”). The Proxy Statement and accompanying materials, or a Notice of Internet Availability of Proxy materials, are being mailed on or about [ ], 2019 to Policyowners of record as of the Record Date so that they may instruct their insurance company as to the manner in which the Portfolio shares held by their Policies should be voted at the Meeting.

Please read the accompanying Proxy Statement for a more complete discussion of the proposal. Please complete, sign and return promptly in the enclosed postage paid return envelope the accompanying voting instruction form. Such instructions may be revoked by written notice of revocation or another voting instruction form delivered to your insurance company.

By Order of the Board of Trustees,

[Vincenzo A. Scarduzio]
Secretary

[ ], 2019

YOUR VOTE IS IMPORTANT.

 PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTION FORM PROMPTLY.

THIRD AVENUE VARIABLE SERIES TRUST

622 Third Avenue
New York, New York 10017

Third Avenue Value Portfolio

(the “Portfolio”)

PROXY STATEMENT

A proxy statement is enclosed in connection with a Special Meeting of Shareholders (the “Meeting”) of the Third Avenue Value Portfolio (the “Portfolio”) to be held on [ ], 2020 at [     ] [am/pm] (Eastern time) at the offices of The Bank of New York Mellon (“BNY Mellon”), located at 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809. The Portfolio is a series of the Third Avenue Variable Series Trust (the “Trust”). The proxy is solicited on behalf of the Board of Trustees of the Trust (the “Board” or the “Trustees”). The Board has fixed the close of business on [ ], 2019 as the record date (the “Record Date”) for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Shareholders at the close of business on the Record Date will be entitled to one vote for each share held and fractional shares will be entitled to an equivalent fractional vote. The number of shares of beneficial interest of the Portfolio outstanding as of the Record Date is set forth in Exhibit A.

Shares of the Portfolio are offered only to separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts and variable life insurance policies (collectively referred to as the “Policies”). The Participating Insurance Company’s separate accounts are the shareholders of the Portfolio. However, pursuant to applicable laws, Portfolio shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies (“Policyowners”). As a Policyowner of record as of the close of business on the Record Date, you have the right to instruct your Participating Insurance Company as to the manner in which shares of the Portfolio attributable to your Policy should be voted. To assist you in giving your instructions, a voting instruction form is enclosed. The Participating Insurance Company (as shareholder of record) will vote all shares for which voting instructions are timely received in accordance with such instructions. If no specification is made on a properly executed voting instruction card, the shares will be voted “FOR” the proposal. To be effective, voting instructions must be received before the close of business on [ ], 2020 (the “Effective Time”). Such instructions may be revoked at any time prior to the Effective Time by written notice of revocation or another voting instruction form delivered to the Participating Insurance Company. These proxy materials or a Notice of Internet Availability of Proxy Materials, as applicable, are initially being mailed to Policyowners on or about [ ], 2019. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means. By voting promptly, you can avoid additional solicitations by telephone or other means.

The persons who held of record 5% or more of the outstanding shares of the Portfolio as of the Record Date are set forth in Exhibit B. To the knowledge of the Trust, no other person owns (of record or beneficially) 5% or more of the outstanding shares of the Portfolio. The Trustees and officers of the Portfolio individually and as a group own beneficially less than 1% of the outstanding shares of the Portfolio.

The Board knows of no business that will be presented for consideration other than the business described in the proposal in the Notice of Meeting. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

The Portfolio has previously sent its Annual Report and Semiannual Report to its shareholders. The Portfolio will furnish without charge a copy of the Portfolio’s most recent Annual Report and the most recent Semiannual Report to Policyowners upon request. Policyowners desiring to obtain a copy of such reports should: (i) write to the Portfolio c/o Third Avenue Management LLC, 622 Third Avenue, New York, New York 10017; or (ii) call 800-443-1021 (toll free) or 212-888-5222 Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern time).

PROPOSAL 1: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

The Board has unanimously approved, and it is recommending for approval by shareholders of the Portfolio, a new investment sub-advisory agreement among the Trust, on behalf of the Portfolio, Third Avenue Management LLC (“Third Avenue” or the “Adviser”), the Portfolio’s current investment adviser, and Cadence Capital Management LLC (“Cadence” or the “Sub-Adviser”), the proposed sub-adviser (the “New Sub-Advisory Agreement”).

Background

The Portfolio’s investment objective is to seek long-term capital appreciation. The Portfolio currently seeks to meet its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. Adhering to this strict value discipline, the Portfolio generally seeks to construct a focused portfolio of high conviction opportunities. Third Avenue, located at 622 Third Avenue, New York, NY 10017, is an investment adviser registered with the U.S. Securities and Exchange Commissions (“SEC”) that manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated August 8, 2006.

At a meeting held on October 31, 2019, the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), approved the appointment of Cadence as investment sub-adviser of the Portfolio pursuant to the New Sub-Advisory Agreement. The Board determined to approve the engagement of Cadence at the recommendation of Third Avenue, which concluded that Cadence is positioned to provide enhanced portfolio management services through its systematic, factor-based approach for a portion of the assets of the Portfolio. If the New Sub-Advisory Agreement is approved, Cadence will manage the assets allocated to it using a global dividend yield approach that invests primarily in large cap common stocks of both U.S. and international companies that Cadence believes have above average dividend yield and demonstrate financial strength. Third Avenue also believes that the appointment of Cadence could lead to increased distribution opportunities for the Portfolio, which has experienced limited distribution and a decrease in assets over the past number of years. Therefore, Third Avenue concluded that the approval of the New Sub-Advisory Agreement would be consistent with the interests of the shareholders of the Portfolio. If the New Sub-Advisory Agreement is approved by shareholders, Third Avenue will continue to provide investment advisory services, but will only provide portfolio management services to a portion of the assets of the Portfolio. Cadence, as sub-adviser, will provide investment sub-advisory services to the Portfolio’s remaining assets under the supervision of Third Avenue and the Board. The Portfolio will continue to seek its investment objective of long-term capital appreciation, but there will be changes to the Portfolio’s principal investment strategies as a result of the appointment of Cadence as sub-adviser, as described above. Upon approval by shareholders of the New Sub-Advisory Agreement, it is anticipated that the Portfolio will be renamed the “[FFI Strategies Portfolio].” “FFI” stands for “fundamental and factor investments” strategies in order to reflect the addition of Cadence as sub-adviser to the Portfolio.

Cadence will be paid for its investment sub-advisory services to the Portfolio by the Portfolio. Third Avenue has agreed to assign its right to or reduce its advisory fee in an amount equal to the sub-advisor fee paid to Cadence. Accordingly, the New Sub-Advisory Agreement will not result in any additional expense to Portfolio shareholders. The form of the proposed New Sub-Advisory Agreement is attached as Exhibit C. You should refer to Exhibit C for the complete terms of the New Sub-Advisory Agreement.

Information About Cadence

The Board is recommending that shareholders approve the New Sub-Advisory Agreement among the Trust, on behalf of the Portfolio, Third Avenue and Cadence. Cadence, located at 265 Franklin Street, 4th Floor, Boston, Massachusetts 02110, is an investment adviser registered with the SEC that provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. As of September 30, 2019, accounts managed by Cadence had combined assets of approximately $2.4 billion. Cadence is wholly owned by Pacific Global Asset Management LLC, 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660. The names, addresses and principal occupation of the principal executive officers of Cadence as of the date of this proxy statement are set forth below. The address of each person in the table below is 265 Franklin Street, 4th Floor, Boston, Massachusetts 02110.

Name and Address	Principal Occupation

Michael J. Skillman	Managing Director, Chief Executive Officer

Robert L. Fitzpatrick	Managing Director

Robert E. Ginsberg	Managing Director

J. Paul Dokas	Managing Director

Kimberly A. Voss	Chief Compliance Officer

Cadence does not act as investment adviser or sub-adviser to any other registered investment company with an investment objective and strategy substantially similar to the portion of the Portfolio to be assigned by Third Avenue to Cadence (“Fund Account”).

If the New Sub-Advisory Agreement is approved by shareholders, it is expected that Third Avenue will continue to provide investment advisory services under its current approach to approximately half of the Portfolio’s assets and will allocate to Cadence, as sub-adviser, the investment management responsibilities for the remaining assets of the Portfolio, subject to the supervision of Third Avenue and the Board.

For the fiscal year ended December 31, 2018, the Portfolio did not pay commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Trust.

The New Sub-Advisory Agreement

The New Sub-Advisory Agreement will become effective as soon as practicable following its approval by Portfolio shareholders. Set forth below is a summary of all material terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is included as Exhibit C. The summary of all material terms of the New Sub-Advisory Agreement below is qualified in its entirety by reference to the form of New Sub-Advisory Agreement included as Exhibit C.

General. Under the terms of the New Sub-Advisory Agreement, Cadence shall be responsible for managing the Fund Account. In providing investment management services to the Fund Account, Cadence determines which instruments and securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Agreement and Declaration of Trust and By-Laws of the Trust, the investment objectives, policies and restrictions set forth in the Portfolio’s registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such policies and instructions as the Trustees of the Trust may determine.

The New Sub-Advisory Agreement states that Cadence will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the transactions Cadence effects on behalf of the Portfolio, (2) furnish the Board and Third Avenue with such periodic and special reports as the Board or Third Avenue may reasonably request, and (3) provide the Board or Third Avenue with economic and investment analyses and reports.

Brokerage Commissions and Portfolio Transactions. Cadence shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by the New Sub-Advisory Agreement) to execute portfolio transactions initiated by Cadence, and for the selection of the markets on or in which the transactions will be executed, subject to the following and subject to conformance with the policies and procedures disclosed in the Portfolio’s Prospectus and Statement of Additional Information and the policies and procedures adopted by the Trust’s Board. Cadence shall also have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof, and, therefore, is authorized to place orders for the purchase and sale of securities for the Portfolio with these brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice.

Compensation. For services rendered, the Trust will pay Cadence a sub-advisory fee, which is accrued daily and payable monthly, at an annual rate based on the average daily net assets of the Portfolio.

Liability of Cadence. The New Sub-Advisory Agreement provides that Cadence’s liability shall be limited to its duties expressly set forth in the Agreement. It further provides that Cadence shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of Cadence in the performance of its duties or from reckless disregard by Cadence of its obligations and duties under such agreement.

Term. If the New Sub-Advisory Agreement is approved by shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of “a majority of the outstanding voting securities” (as defined below under “Required Vote”) of the Portfolio, and, in either case (ii) by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).

Termination of the Agreement. Under the terms of the New Sub-Advisory Agreement, the agreement may at any time be terminated without penalty upon sixty (60) days’ written notice by Cadence. The Trust, on behalf of the Portfolio, may agree to terminate the New Sub-Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Portfolio or by the vote of the Board. The New Sub-Advisory Agreement shall terminate automatically in the event of its assignment.

The sub-advisory fee payable to Cadence by the Trust under the New Sub-Advisory Agreement is 0.45% of the average daily net assets of the portion of the Portfolio which Third Avenue determines to assign to Cadence. Such sub-advisory fee is accrued daily and payable monthly, in arrears.

For the Portfolio’s fiscal year ended December 31, 2018, neither the Portfolio nor Third Avenue paid any fees to Cadence. The Trust has not previously entered into a sub-advisory agreement with respect to the Portfolio. The sub-advisory fee payable to Cadence will be paid by the Trust from the advisory fee Third Avenue currently receives from the Portfolio, which fee is equal to 0.90% of the Portfolio’s average daily net assets. Under the New Sub-Advisory Agreement, Cadence will not participate in the expense reimbursements to the Portfolio.

Under the New Sub-Advisory Agreement, and subject to the supervision of Third Avenue and the Board, Cadence will manage the composition of those assets of the Portfolio which Third Avenue determines to allocate to Cadence, including the purchase, retention and disposition thereof. Cadence may select broker-dealers through which Portfolio transactions are executed and, in doing so, will seek to obtain the best execution for the Portfolio.

The New Sub-Advisory Agreement will have an initial term of two years from its effective date and will continue thereafter for successive one-year periods provided it is approved annually in the manner set forth in the 1940 Act. The New Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board, by the vote of a “majority of the outstanding voting securities” of the Portfolio, or by Cadence on 60 days’ prior notice. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Cadence will not be liable under the New Sub-Advisory Agreement for any act or omission, error of judgment or mistake of law or for any loss suffered by the Trust or Third Avenue in connection with the performance of the New Sub-Advisory Agreement, in the absence of willful malfeasance, bad faith or gross negligence on the part of Cadence in performing its duties or from reckless disregard by it of its obligations and duties under the New Sub-Advisory Agreement. The New Sub-Advisory Agreement sets forth the governing law as the State of New York.

Board Approval of the New Sub-Advisory Agreement

At a meeting held on October 31, 2019, the Board reviewed and discussed the approval of the New Sub-Advisory Agreement among the Trust, on behalf of the Portfolio, Third Avenue and Cadence. Thereafter, the Board, including a majority of the Independent Trustees, approved the appointment of Cadence as investment sub-adviser of the Portfolio pursuant to the New Sub-Advisory Agreement. The Board determined to approve the engagement of Cadence at the recommendation of Third Avenue, which concluded that Cadence is positioned to provide enhanced portfolio management services through its systematic, factor-based approach for a portion of the assets of the Portfolio. Third Avenue also believes that the appointment of Cadence could lead to increased distribution opportunities for the Portfolio, which has experienced limited distribution and a decrease in assets over the past number of years. Therefore, Third Avenue concluded that the approval of the New Sub-Advisory Agreement would be consistent with the interests of the shareholders of the Portfolio.

In considering the New Sub-Advisory Agreement, the Board took into account the terms of the New Sub-Advisory Agreement and considered other factors and information as described in further detail on Exhibit D. The Board also considered information from Third Avenue regarding the benefits to the Portfolio of delegating certain investment advisory responsibilities to Cadence. The Board concluded that the terms of the New Sub-Advisory Agreement were in the interests of shareholders of the Portfolio and therefore, the Board, including a majority of the Independent Trustees, voted unanimously to approve the New Sub-Advisory Agreement for the Portfolio and to recommend the approval of the New Sub-Advisory Agreement to the shareholders of the Portfolio.

Information about the Trust

The Trust is an open-end management investment company, which currently consists of one diversified fund, the Third Avenue Value Portfolio. The Trust was organized as a statutory trust under the laws of the state of Delaware pursuant to an Agreement and Declaration of Trust dated June 16, 1999. The Trust does not hold annual shareholder meetings.

Vote Required to Approve the Proposal

Shares of the Portfolio are held through a separate account of a Participating Insurance Company that issues Policies. For Policyowners, the Participating Insurance Company (as shareholder of record) will vote all shares for which voting instructions are timely received in accordance with such instructions. If no specification is made on a properly executed voting instruction card, the shares will be voted “FOR” the proposal. A vote to “WITHHOLD” will not count as a vote in favor of the proposal. Each Participating Insurance Company will vote all shares for which voting instructions are not received, as well as shares it holds beneficially for its own accounts, in the same proportion as the shares for which voting instructions are timely received from Policyowners. As a result, a relatively small number of Policyowners may determine the outcome of the vote if other Policyowners fail to vote. The Participating Insurance Company will vote according to their discretion on any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

Approval of the New Sub-Advisory Agreement requires the affirmative “vote of a majority of the outstanding voting securities” of the Portfolio, provided a quorum is present in person or by proxy. As used in this Proxy Statement, a “vote of a majority of the outstanding voting securities” means the vote of the lesser of: (a) more than 50% of the outstanding voting securities of the Portfolio entitled to vote on the proposal; or (b) 67% or more of the voting securities of the Portfolio present at a meeting or represented by proxy entitled to vote on the proposal, if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. If the New Sub-Advisory Agreement is not approved by the requisite shareholders of the Portfolio, Third Avenue will continue to provide investment advisory services to the Portfolio, and the Board will consider what actions (if any) may be appropriate and in the interest of shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE NEW SUB-ADVISORY AGREEMENT AS DESCRIBED IN THIS PROPOSAL.

NOTICE TO INSURANCE AND NOMINEE ACCOUNTS

The Portfolio has previously solicited all insurance and nominee accounts as to the number of additional proxy statements or Notice of Internet Availability of Proxy Materials required to supply Policyowners. Should additional proxy materials be required for Policyowners, please forward such requests to Third Avenue Management LLC, 622 Third Avenue, New York, NY 10017.

ADDITIONAL INFORMATION

Principal Offices and Current Service Providers

The principal offices of the Trust are located at 622 Third Avenue, New York, New York 10017. Third Avenue, located at 622 Third Avenue, New York, New York 10017, serves as the investment adviser of the Portfolio. BNY Mellon Investment Servicing (US) Inc., located at 4400 Computer Drive, Westborough, MA 01581-1722, serves as the Trust’s transfer agent. The Bank of New York Mellon (“BNY Mellon”), located at 301 Bellevue Parkway, Wilmington, DE 19809, serves as the Trust’s fund accounting agent and administrator. JPMorgan Chase Bank N.A. (“JPMorgan”), 383 Madison Avenue, 4th Floor, New York, NY 10179, currently serves as custodian for the portfolio securities, cash and other assets of the Trust. However, it is anticipated that BNY Mellon will replace JPMorgan as custodian for the portfolio securities, cash and other assets of the Trust on or about [January 1, 2020]. The Trust’s principal underwriter is Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Pepper Hamilton LLP, located at 3000 Two Logan Square, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

Proxy Solicitation and Tabulation

Voting instructions will be solicited by mail, and officers of the Trust and officers and employees of the Adviser, without additional compensation, may solicit proxies in person, by telephone or by other electronic means. Broadridge has also been engaged to assist in the solicitation of proxies, at an estimated cost of $18,000. The costs of preparing, printing and mailing this Proxy Statement and the costs of holding the Meeting (including the costs of any additional solicitation and any adjournment session) will be borne by Third Avenue. The Portfolio will not bear any of the costs associated with this Proxy Statement and Special Meeting of Shareholders.

Each shareholder is entitled to one vote for each share of the Portfolio that he or she owns.

Policyowners may also choose to give their voting instructions by telephone using automated telephonic voting system or through the internet rather than return their voting instruction form. Please see the voting instruction form or Notice of Internet Availability of Proxy Materials for details. If the enclosed voting instruction form is executed and returned, or an internet or telephonic instruction is delivered, such instruction may nevertheless be revoked at any time prior to the Effective Time by written notice of revocation or another voting instruction form delivered to your insurance company.

For Policyowners, the Participating Insurance Company (as shareholder of record) will vote all shares for which voting instructions are timely received in accordance with such instructions. If no specification is made on a properly executed voting instruction card, the shares will be voted “FOR” the proposal.

Under the Agreement and Declaration of Trust, a quorum requires the presence, in person or by proxy, of at least one-third (1/3) of the outstanding shares of the Portfolio. In the event there are not sufficient votes for a quorum at the time of the Meeting, the Meeting may be adjourned, postponed or delayed in order to permit further solicitation of proxies.

For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the Meeting, abstentions will be treated as shares that are present at the Meeting, but which have not been voted. Accordingly, abstentions will assist the Portfolio in obtaining a quorum, but will have no effect on the outcome of the Proposal. Because shares of the Portfolio are owned only by Insurance Companies on behalf of their separate accounts to fund benefits under Insurance Contracts, there will be no broker non-votes.

Proposals of Shareholders

Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Third Avenue Variable Series Trust, 301 Bellevue Parkway, Wilmington, Delaware 19809. Proposals must be received a reasonable time in advance of a proxy solicitation to be considered and the timely submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the Meeting. The Trust does not conduct annual meetings.

Other Matters to Come Before the Meeting

The Board is not aware of any matters that will be presented for action at the Meeting other than the Proposal set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters.

Householding Information

One Proxy Statement may be delivered to multiple Policyowners at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling 1-800-443-1021 Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern time) or writing to the Portfolio c/o Third Avenue Management LLC, 622 Third Avenue, New York, NY 10017. You may own more than one Policy which holds shares in the Portfolio If so, please vote all shares for each of your Policies.

The Trust will furnish, without charge, a copy of the most recent annual report and semiannual report to Policyowners upon request. Requests for such reports should be directed to the Portfolio c/o Third Avenue Management LLC, 622 Third Avenue, New York, New York 10017, or by calling 1-800-443-1021.

Exhibit A

[Portfolio Shares Outstanding]

A-1

Exhibit B

Shareholders Owning Beneficially or of Record More than 5% of the Portfolio

THIRD AVENUE VALUE PORTFOLIO

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of [ ], 2019

B-1

Exhibit C – Form of New Sub-Advisory Agreement

SUB-ADVISORY AGREEMENT

Sub-Advisory Agreement dated as of [____], 2019, among Third Avenue Variable Series Trust (the “Trust”), a Delaware business trust, on behalf of its series, Third Avenue Value Portfolio (the “Fund”), Third Avenue Management LLC (the “Adviser”), a Delaware limited liability company and Cadence Capital Management LLC(the “Sub-Adviser”), a Delaware limited liability company.

WHEREAS, the Adviser acts as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”) pursuant to which the Adviser is authorized to delegate its responsibilities to one or more sub-advisers, subject to the approval of the Board of Trustees of the Trust (the “Board”);

NOW THEREFORE, In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and among the parties hereto as follows:

1. Duties of Sub-Adviser.

(a) Investment Management. The Adviser and the Trust employ the Sub-Adviser, and the Sub-Adviser accepts such employment, subject to the oversight of the Board, to manage the investment and reinvestment of those assets of Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”), and to continuously review, supervise, and administer the investment program of the Fund Account and to determine in its discretion the securities to be purchased or sold with respect to the Fund Account subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as from time to time shall be in effect. The Adviser may, from time to time, make additions to and withdrawals from the Fund Account. No reference in this Agreement to the Sub-Adviser having discretionary authority over the Fund Account in any way shall limit the Board’s right to establish or revise policies in connection with the management of Fund assets, including the Fund Account, or the Board’s right to control the overall management of the Fund. As applicable and appropriate, and without limiting the generality of the foregoing, the Sub-Adviser has the authority to open accounts and enter into trading agreements on behalf of the Fund and to adhere on the Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

(b) Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act, and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Sub-Adviser’s business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any relevant policies, guidelines, instructions, and procedures approved by the Board and provided to the Sub-Adviser. In selecting a portfolio securities for the Fund Account and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser, in coordination with the Adviser, shall cause the Fund Account to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures that the Sub-Adviser reasonably believes are adequate to ensure the Sub-Adviser’s compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Sub-Adviser’s full responsibility for any of the foregoing.

(c) Proxy Voting. The Adviser pursuant to the Advisory Agreement has been granted the authority by the Board to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Trust and the Adviser has determined to delegate such authority and responsibility to vote proxies for the securities of the Fund Account to the Sub-Adviser. So long as proxy voting authority for the Fund Account has been delegated to the Sub-Adviser, the Sub-Adviser shall exercise the Sub-Adviser’s proxy voting responsibilities. The Sub-Adviser shall carry out said responsibilities in accordance with any instructions that the Board or the Adviser provides from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and the Sub-Adviser’s fiduciary responsibilities. The Sub-Adviser shall provide periodic reports and keep those records relating to proxy voting as the Board or the Adviser reasonably may request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any said delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

The Sub-Adviser is authorized to instruct the Fund’s custodian and/or broker(s) promptly to forward to the Sub-Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the Fund Account (other than materials relating to legal proceedings against the Fund). The Sub-Adviser may also instruct the Fund’s custodian and/or broker(s) to provide reports of holdings in the Fund Account. The Sub-Adviser has the authority to engage a service provider to assist with administrative functions related to voting proxies for the securities held in the Fund Account. The Trust and Adviser shall direct the Fund’s custodian and/or broker(s) to provide any assistance requested by the Sub-Adviser in facilitating the use of a service provider. In no event shall the Sub-Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Sub-Adviser, consistent with the Sub-Adviser’s written proxy voting policies and procedures, may refrain from voting a proxy if, in the Sub-Adviser’s discretion, refraining from voting would be in the best interests of a Fund and the Fund’s shareholders as determined on a case-by-case basis.

(d) Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Trust the Trust’s Board or the Adviser the information required to be supplied under this Agreement.

The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian, or transfer agent appointed by the Trust) relating to the Sub-Adviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Board or the Adviser at any time upon request, shall be delivered to the Trust or the Adviser upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(e) Holdings Information and Pricing. The Sub-Adviser shall provide regular reports regarding Fund holdings, and, on the Sub-Adviser’s own initiative, may furnish the Trust, the Trust’s Board and the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Trust and the Adviser promptly if the Sub-Adviser reasonably believes that the value of any security in the Fund Account may not reflect fair value. The Sub-Adviser agrees to provide, upon request, any pricing information of which the Sub-Adviser is aware to the Trust, the Trust’s Board, the Adviser and/or any Fund pricing agent to assist in the determination of the fair value of any holdings in the Fund Account for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating a Fund net asset value in accordance with procedures and methods established by the Board.

(f) Cooperation with Agents of the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Trust with respect to such information regarding the Fund as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g) The Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser (i) will not consult with any other sub-adviser of the Fund, which is advising the Fund, concerning the Sub-Adviser or its affiliated persons’ transactions with the Fund in securities or other assets of the Fund, and (ii) will be limited to providing investment advice with respect to the Fund Account.

2. Code of Ethics. The Sub-Adviser has adopted a written code of ethics that the Sub-Adviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), and which the Sub-Adviser has provided to the Trust. The Sub-Adviser shall ensure that the Sub-Adviser’s “Access Persons” (as that term is defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Trust with (i) a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent the Sub-Adviser’s Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report to the Trust’s Board concerning the Sub-Adviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Sub-Adviser shall respond to requests for information from the Trust and the Adviser as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser immediately shall notify the Trust and the Adviser of any material violation of the Code which is likely to have a material adverse effect on the investment management of the Fund, whether or not said violation relates to a security held in the Fund Account.

3. Information and Reporting. The Sub-Adviser shall provide the Trust, the Trust’s officers and the Adviser with such periodic reports concerning the obligations that the Sub-Adviser has assumed under this Agreement as the Trust or the Adviser from time to time reasonably may request.

(a) Notification of Breach / Compliance Reports. The Sub-Adviser shall notify the Trust’s chief compliance officer immediately upon detection of: (i) any material failure to manage the Fund Account in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of the Funds’ or the Sub-Adviser’s policies, guidelines, or procedures which is likely to have a material adverse effect on the investment management of the Fund. In addition, the Sub-Adviser shall provide a quarterly report regarding compliance of the Fund Account with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and the diversification and source of income rules of Subchapter M of the Code, and the Fund’s policies, guidelines, or procedures as applicable to the Sub-Adviser’s obligations under this Agreement. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board or the Adviser reasonably may request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Sub-Adviser shall promptly notify the Trust and the Adviser in the event that: (A) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws; or (B) an actual change in control of the Sub-Adviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b) Board and Filings Information. The Sub-Adviser shall provide the Trust and the Adviser with any information reasonably requested regarding the Sub-Adviser’s management of the Fund Account required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement or other regulatory filing to be filed by the Trust with the Commission. The Sub-Adviser shall make the Sub-Adviser’s officers and employees available to meet with the Board and the Adviser from time to time on due notice to review the Sub-Adviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board and the Adviser such information as may reasonably be necessary in order for the Board and the Adviser to evaluate this Agreement or any proposed amendments thereto.

(c) Transaction Information. The Sub-Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust, the Adviser or the Trust’s or Adviser’s designated agent to perform such compliance testing on the Fund Account and the Sub-Adviser’s services as the Trust or the Adviser, in the Trust’s or the Adviser’s sole discretion, may determine to be appropriate. The provision of said information by the Sub-Adviser to the Trust, the Adviser or an agent designated by the Trust or the Adviser in no way relieves the Sub-Adviser of the Sub-Adviser’s own responsibilities under this Agreement.

4. Fund Transactions.

(a) Principal Transactions. In connection with purchases or sales of securities for the account of the Fund, neither the Sub-Adviser nor any of the Sub-Adviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b) Placement of Orders. The Sub-Adviser shall have full discretion to select brokers and dealers, open securities accounts, and arrange for the placing of all orders for the purchase and sale of securities for the Fund’s account with brokers or dealers selected by the Sub-Adviser. In the selection of these brokers or dealers and the placing of these orders, the Sub-Adviser is directed at all times to seek for the Fund the most-favorable execution and net price available under the circumstances. It also is understood that it is desirable for the Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Sub-Adviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s or the Sub-Adviser’s affiliates’ services to other clients.

(c) Aggregated Transactions. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Sub-Adviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with the Sub-Adviser’s fiduciary obligations to the Fund and to such other clients under the circumstances.

(d) Affiliated Brokers. The Sub-Adviser or any of the Sub-Adviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and as set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or the Sub-Adviser’s affiliates may receive brokerage commissions, fees, or other remuneration from the Fund for these services in addition to the Sub-Adviser’s fees for services under this Agreement.

5. Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities, or other investments of the Fund.

6. Allocation of Charges and Expenses.

(a) The Sub-Adviser shall bear the Sub-Adviser’s own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for the Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7. Representations, Warranties, and Covenants.

(a) Properly Registered. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that reasonably is likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with the Sub-Adviser’s investment management operations.

(b) ADV Disclosure. The Sub-Adviser has provided the Trust with a copy of Part I of the Sub-Adviser’s Form ADV, as most-recently filed with the Commission, and with a copy of Part II of the Sub-Adviser’s Form ADV, as most-recently updated, and, promptly after filing any amendment to the Sub-Adviser’s Form ADV with the Commission or updating Part II of the Sub-Adviser’s Form ADV, shall furnish a copy of said amendments or updates to the Trust and the Adviser. The information contained in the Sub-Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c) Fund Disclosure Documents. The Sub-Adviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to the Funds (collectively, the “Disclosure Documents”), and represents and warrants that said Disclosure Documents contain or shall contain no untrue statement of any material fact relating to the Sub-Adviser and the Sub-Adviser’s affiliates, the Fund’s investment strategies and related risks, and other information supplied by Sub-Adviser for inclusion therein, and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) Use Of Name. The Sub-Adviser has the right to use its name in connection with the Sub-Adviser’s services to the Trust and the Trust and the Adviser shall have the right to use the Sub-Adviser’s name in connection with the management and operation of the Fund until this Agreement is terminated as set forth herein. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Sub-Adviser, the Trust or the Adviser to use the Sub-Adviser’s name.

(e) Insurance. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust and the Adviser: (i) of any material changes in the Sub-Adviser’s insurance policies or insurance coverage; or (ii) if any material claims will be made on the Sub-Adviser’s insurance policies. Furthermore, the Sub-Adviser, upon reasonable request, shall provide the Trust or the Adviser with any information that the Trust or Adviser reasonably may require concerning the amount of or scope of said insurance.

(f) No Detrimental Agreement. The Sub-Adviser represents and warrants that the Sub-Adviser has no arrangement or understanding with any party, other than the Trust and the Adviser, that would influence the decision of the Sub-Adviser with respect to the Sub-Adviser’s selection of securities for the Fund Account, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g) Conflicts. The Sub-Adviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Sub-Adviser’s personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Sub-Adviser’s fiduciary duties under applicable law.

(h) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8. Compensation of the Sub-Adviser.

(a) The Trust agrees to pay to the Sub-Adviser out of the Fund's assets and the Sub-Adviser agrees to accept as full compensation for all services rendered by or through the Sub-Adviser a fee computed daily and payable monthly in arrears an amount equal to 1/12 of 0.45% of the daily average net assets of the Fund Account for such month. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

(b) For purposes of this Agreement, the net assets of the Fund Account shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the net asset value of the Fund's shares.

(c) All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

9. Independent Contractor. In the performance of the Sub-Adviser’s duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed to be an agent of the Trust or the Fund. The services of the Sub-Adviser to the Trust are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. If any occasion should arise in which the Sub-Adviser gives any advice to the Sub-Adviser’s clients concerning the shares of the Fund, the Sub-Adviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

10. Assignment and Amendments.

(a) This Agreement automatically shall terminate, without the payment of any penalty, in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); provided, that said termination shall not relieve the Sub-Adviser of any liability incurred hereunder.

(b) This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

11. Duration and Termination. This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof, and unless terminated automatically as set forth in Section 10 hereof or until terminated as follows:

(a) The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b) The Sub-Adviser may terminate this Agreement upon sixty (60) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust and the Adviser; or

(c) This Agreement automatically shall terminate two years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, the Adviser or the Sub-Adviser, at an in-person meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(d) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Sub-Adviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of the Fund and with respect to any of the Fund’s assets, except as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund Books and Records to the Trust and the Adviser by such means and in accordance with such schedule as the Trust or the Adviser shall direct, and otherwise shall cooperate, as reasonably directed by the Trust or the Adviser, in the transition of portfolio asset management with respect to the Fund Account to the Adviser or to any successor of the Sub-Adviser.

12. Limitation of Liability of the Sub-Adviser. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Sub-Adviser hereunder other than those duties required to fulfill the Sub-Adviser’s fiduciary duties. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Section 13, the term “Sub-Adviser” shall include directors, officers, employees and other corporate agents of the Sub-Adviser as well as that corporation itself).

13. Confidentiality.

(a) From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties. For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(b) Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(c) Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Recipient agrees: (i) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (ii) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (iii) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (v) below; (iv) to inform third-party recipients of the confidential nature of the Confidential Information; and (v) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d) Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser. Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(e) Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

(f) It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

14. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

15. Permissible Interests. Trustees, agents, and shareholders of the Trust are or may be interested in the Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Sub-Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

16. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein and in accordance with the applicable provisions of the Act.

18. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

19. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

THIRD AVENUE VARIABLE SERIES TRUST,
FOR THE THIRD AVENUE VALUE PORTFOLIO SERIES

By:
Name:
Title:

THIRD AVENUE MANAGEMENT LLC

By:
Name:
Title:

CADENCE CAPITAL MANAGEMENT LLC

By:
Name:
Title:

Exhibit D

At an in-person meeting held on October 31, 2019, the Board of Trustees (the "Board" or “Trustees”) of Third Avenue Variable Series Trust (the "Trust"), including a majority of the Trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), unanimously approved a sub-advisory agreement (the "New Sub-Advisory Agreement") among Third Avenue Variable Series Trust (the “Trust”), on behalf of the Third Avenue Value Portfolio (the “Portfolio”), Third Avenue Management LLC (“Third Avenue”) and Cadence Capital Management LLC ("Cadence"). Prior to the in-person Board meeting held on October 31, 2019, the Independent Trustees held a special meeting on October 17, 2019 to meet with a representatives from Third Avenue and Cadence to review Third Avenue’s proposal to hire Cadence as a sub-adviser to the Portfolio and review preliminary information regarding Cadence’s history, performance and investment strategy in connection with the proposed New Sub-Advisory Agreement.

At the meeting held on October 31, 2019, representatives from Third Avenue and Cadence each joined the meeting and further discussed Cadence’s history, performance and investment strategy in connection with the proposed New Sub-Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement, the Trustees considered a wide variety of information provided by Cadence in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that Cadence provided regarding (i) services to be performed for the Portfolio, (ii) the size and qualifications of its portfolio management team, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager's management of the Portfolio, (iv) investment performance information for other managed accounts, (v) brokerage selection procedures (including soft dollar arrangements), (vi) the procedures for allocating investment opportunities between the Portfolio and other clients, (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on Cadence's ability to service the Portfolio, (ix) compliance with federal securities laws and other regulatory requirements, and (x) proxy voting policies.

The Trustees considered that the proposed strategy for the portion of the Portfolio to be sub-advised by Cadence was new, and therefore did not have historical performance information. However, the Trustees reviewed performance information of separate account composites consisting of the component strategies for the portion of the Portfolio to be sub-advised by Cadence for the one year, two year, three year, five year, ten year, year-to-date, and since inception periods ended September 30, 2019, as applicable, which the Trustees indicated they believed to be indicative of Cadence’s ability to execute the type of strategy proposed for the sub-advised portion of the Portfolio.

Cadence and Third Avenue provided information regarding the proposed sub-advisory fees and an analysis of these fees in relation to the services to the Portfolio, the projected cost of providing such services and any other ancillary benefit resulting from Cadence’s relationship with the Portfolio and the Trust. The Board did not consider information related to the anticipated profitability of Cadence as a result of the fees received from the Portfolio; rather, the Board noted that Third Avenue had agreed to assign its right to or reduce its advisory fee in an amount equal to the sub-advisory fee paid to Cadence. The Board further noted that the overall advisory fee charged to the Portfolio would not change as a result of the appointment of Cadence as sub-adviser to the Portfolio and the approval of the New Sub-Advisory Agreement.

The Trustees reviewed the services to be provided to the Portfolio by Cadence and concluded that the nature, extent and quality of the services to be provided by Cadence were appropriate and consistent with the terms of the New Sub-Advisory Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Portfolio is likely to benefit from the provision of those services. They also concluded that Cadence has sufficient personnel, with the appropriate education and experience, to serve the Portfolio effectively and demonstrated its ability to attract and retain qualified personnel.

The Trustees considered the costs and services to be provided by Cadence, the proposed compensation and expected benefits received by Cadence in providing services to the Portfolio, as well as Third Avenue’s commitment that it had agreed to assign its right to or reduce its advisory fee in an amount equal to the sub-advisory fee paid to Cadence. The Trustees concluded that Cadence's anticipated fees derived from its relationship with the Trust in light of the Portfolio's estimated total expenses were reasonable in relation to the nature and quality of the services expected to be provided by Cadence, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall estimated expense ratio of the Portfolio is reasonable, taking into account the projected growth and size of the Portfolio and the quality of services to be provided by Cadence.

D-1

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Portfolio grows, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board concluded that there were no economies of scale at the present time, because the overall advisory fee charged to the Portfolio would not change as a result of the appointment of Cadence as sub-adviser to the Portfolio, and the fee structure of the Portfolio did not currently include breakpoint reductions as asset levels increased.

In voting to approve the New Sub-Advisory Agreement among the Trust, on behalf of the Portfolio, Third Avenue and Cadence, the Board considered all relevant factors and the information presented to the Board by Third Avenue and Cadence. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that they had received adequate information and were able to conclude that the approval of the New Sub-Advisory Agreement would be in the best interests of the Portfolio and its shareholders. As a result, the Board, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreement among the Trust, on behalf of the Portfolio, Third Avenue and Cadence for an initial two year period.

D-2

Exhibit E – Form of Proxy

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints [Vincenzo Scarduzio] and [Christine Mason], each of them proxies, with full powers of substitution and revocation, to attend the Special Meeting of Shareholders (the “Meeting”) of the Third Avenue Value Portfolio (the “Portfolio”), a series of Third Avenue Variable Series Trust (the “Trust”), on [MEETING DATE] and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Special Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.  If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted.  The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE PROPOSAL AND ANY SUBSEQUENT PROPOSAL.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET
Dated

	Signature(s) (Title(s), if applicable)		(Sign in the Box)

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.	To consider and act upon a proposal to approve a new investment sub-advisory agreement among the Trust, on behalf of the Portfolio, Third Avenue Management LLC, the Portfolio’s current investment adviser, and Cadence Capital Management LLC; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business that may properly come before the Meeting, or any adjournments thereof	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE SIGN AND DATE ON REVERSE SIDE

E-1